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                                                                    EXHIBIT 10.2


                             SECOND AMENDMENT TO THE

                   COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN

                                JANUARY 1, 2004

         WHEREAS, CHS/Community Health Systems, Inc. (the "Company") has previously established and currently maintains the Community Health Systems, Inc. 401(k) Plan (the "Plan"); and

         WHEREAS, the Company has retained the right to amend the Plan in
Section 8.1 of the Plan; and

         WHEREAS, the Company wishes to amend the Plan to allow for installment and other forms of distribution of benefits, effective as of January 1, 2004; and

         WHEREAS, the Board of Directors has approved of such amendment to the Plan.

         NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of January 1, 2004:

         1.       Section 6.5(a) is hereby deleted and replaced as follows:

                  (a) The Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or such Participant's Beneficiary any amount to which the Participant is entitled under the Plan in one or more of the following methods:

                  (1)      One lump-sum cash payment;

                  (2)      Partial cash payments;

                  (3)      Partial cash payments over a period certain.

                  (4) Cash payments over a period certain in monthly, quarterly, semi annual, or annual installments. The period over which such payment is to be made shall not extend beyond the Participant's life expectancy (or the life expectancy of the Participant and the Participant's designated beneficiary).

         2. Except as otherwise provided in this Second Amendment, the Plan shall remain in full force and effect.

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                                                                    Exhibit 10.2


         SIGNED this _________ day of _________________, 2004, effective as
January 1, 2004.


                                    CHS/COMMUNITY HEALTH SYSTEMS, INC.



                                    By:    /s/ LINDA PARSONS
                                           ----------------------------------

                                    Title: Vice President
                                           ----------------------------------




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